UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2024

QUIDELORTHO CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware	001-41409	87-4496285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9975 Summers Ridge Road, San Diego, California 92121
(Address of principal executive offices, including zip code)
(858) 552-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	QDEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with a leadership reorganization, on November 7, 2024, QuidelOrtho Corporation (the “Company”) took the following actions:

The Company determined to terminate the employment of Michael S. Iskra, the Company’s Executive Vice President (“EVP”) and Chief Commercial Officer, and Robert J. Bujarski, the Company’s EVP and Chief Operating Officer, each effective November 15, 2024 (the “Effective Date”).

In addition, the Company appointed Philip McLellan to serve as the Company’s Chief Operations Officer, effective as of the Effective Date. Mr. McLellan (age 55) most recently served as the Company’s Senior Vice President of Operations since November 2020. Prior to joining the Company, Mr. McLellan led the operations teams for several life sciences divisions at Thermo Fisher Scientific, a laboratory equipment, diagnostics and biotechnology company, for 11 years, including the laboratory consumables, genetic analysis and bioproduction businesses. Prior to that, Mr. McLellan served in various global automotive manufacturing roles at Toyota Motor Manufacturing, an automotive manufacturer, for 13 years. Mr. McLellan received his B.S. in Mechanical Engineering from the Georgia Institute of Technology.

The Company and Mr. McLellan will enter into (i) a Severance and Change in Control Agreement, substantially in the form as previously filed with the Securities and Exchange Commission (“SEC”) as Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”) and (ii) an Indemnification Agreement, substantially in the form as previously filed with the SEC as Exhibit 10.16 to the Annual Report.

There is no arrangement or understanding between Mr. McLellan and any other person pursuant to which he was appointed as an officer of the Company; there is no family relationship between Mr. McLellan and any of the Company’s directors or other executive officers; and Mr. McLellan is not a party to any transactions of the type that would require disclosure under Item 404 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2024

QUIDELORTHO CORPORATION

By:	/s/ Michelle A. Hodges
Name:	Michelle A. Hodges
Its:	Secretary